Advantus Short Duration Bond Fund

Investor Class Shares – ABSNX
Institutional Class Shares – VBSIX

Advantus Strategic Dividend Income Fund

Class A Shares – ASDNX
Institutional Class Shares – VSDIX

Prospectus

September 28, 2015

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Advantus Mutual Funds
Series of Managed Portfolio Series (the “Trust”)

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Summary Section

Advantus Short Duration Bond Fund

Investment Objective
The Advantus Short Duration Bond Fund (the “Fund”) seeks current income while preserving capital and maintaining liquidity.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses (1)	0.39%	0.39%
Total Annual Fund Operating Expenses	0.99%	0.74%
Expense (Reimbursement)/Recoupment (2)	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment	0.70%	0.45%
(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
Advantus Capital Management, Inc. (the “Adviser” or “Advantus”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses leverage, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.70% of the average daily net assets of the Investor Class and 0.45% of the average daily net assets of the Institutional Class. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation and any recoupment for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class Shares	$72	$286
Institutional Class Shares	$46	$207

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. The bonds in which the Fund may invest include fixed income securities issued or guaranteed by the U.S. government or government-related entities, municipal securities, debt securities issued by corporations and other entities (including privately placed securities that have not been registered under the Securities Act of 1933 (the “Securities Act”) but may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A Securities”)), mortgage-backed securities, other asset-backed securities. The Fund may also invest up to (i) 20% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”) and (ii) 25% of its total assets in non-U.S. issuers, of which no more than 10% of its total assets will be invested in securities denominated in foreign currencies.

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The Adviser employs active management of security selection, portfolio duration, portfolio structure and sector allocation in managing the Fund’s investments. The Adviser uses a bottom-up approach to security research and selection. The process begins with an evaluation of key market and economic factors to determine the outlook for the yield curve and establish high-level relative value relationships among broad sectors available for investment. In establishing high-level relative value relationships, the Adviser compares historical spread relationships of sectors and credit rating levels against each other and the benchmark. The Adviser then assesses individual bonds based on their spread, spread volatility and convexity (a measure of how much a bond’s yield changes in response to changes in price). Finally, using rigorous fundamental bottom-up research, the Adviser analyzes the credit quality and cash flow characteristics of potential investments to select the investments it believes present the best opportunity for the Fund’s portfolio.

The Fund may invest in securities of any maturity or duration. Under normal market conditions, the Fund seeks to maintain an average dollar-weighted effective duration of 3 years or less. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, an investment with a two year duration means that it will decrease in value by 2% if interest rates rise 1%. Conversely, the investment will increase in value by 2% if interest rates fall 1%. The Adviser anticipates that the Fund’s duration will typically range from +/- 20% of the Barclays U.S. Government/Credit 1-3 Year Index’s current average effective duration.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivative instruments, which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. The derivative instruments that the Fund may use include options, futures, and swap contracts to provide economic exposure to certain securities or issuers or as a hedging technique. The Fund may use one or more types of these instruments (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions. Derivative instruments that provide fixed income exposure are not used when determining the Fund’s compliance with its policy to invest at least 80% of its assets in fixed income securities.

Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk. The Fund may not meet its investment objective or may underperform other mutual funds with similar investment strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

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Fixed Income Securities Risks. The Fund’s investments in fixed income securities will be subject to credit risk, interest rate risk and prepayment risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). It is likely that in the near future there will be less governmental action to maintain low interest rates. Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity, causing the Fund to invest in fixed income securities with lower interest rates.

Floating Rate Securities Risks. Because changes in interest rates on floating (or variable) rate securities may lag behind market rate changes, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. The interest rate on a floating rate security may reset on a predetermined schedule and as a result, not reset during periods when changes in market rates are substantial. Lifetime limits on resets may also prevent their rates from adjusting to market rates. During periods of declining interest rates, because the interest rates on floating rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Rule 144A Securities Risk. The market for Rule 144A Securities typically is less active than the market for publicly-traded securities. Rule 144A Securities carry the risk that their liquidity may become impaired, making it more difficult for the Fund to sell these bonds.

Illiquid/Restricted Securities. The Fund may be exposed to liquidity risk when trading volume, the absence of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Mortgage-Backed Securities Risk. Mortgage-backed securities are sensitive to actual or anticipated changes in interest rates. When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low. Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment. In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.

Asset-Backed Securities Risk. Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities. Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

Government-Sponsored Entities Risk. The Fund invests in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

Municipal Securities Risk. Municipal securities are subject to numerous risks, including risks associated with economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Foreign Securities Risk. Investments in securities issued by foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies.

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Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Option Risk. When the Fund purchases an option on a security or index it may lose the entire premium paid if the underlying security or index does not increase in value. There is also the possibility that the counterparty will default in the performance of its obligations. In addition, if the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund. Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset. The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Swap Risks. A swap is a derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument. By using swap agreements, the Fund is exposed to counterparty credit risk. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.

New Fund Risk. The Fund has no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees may decide to liquidate the Fund.

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Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here. Until such time, inception-to-date performance information as of the end of most recently completed calendar quarter will be available on the Advantus Mutual Fund website at www.advantusfunds.com or by calling the Fund toll-free at 855-824-1355. Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance.

Management
Investment Adviser
Advantus Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The following individuals serve as the Fund’s primary portfolio managers and have managed the Fund since its inception in December 2014:

Thomas B. Houghton, CFA – Vice President and Portfolio Manager, Advantus;
David W. Land, CFA – Vice President and Portfolio Manager, Advantus; and
Jane M. Wyatt, CFA – Vice President and Portfolio Manager, Advantus.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Advantus Short Duration Bond Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer by contacting the Fund by telephone at 855-824-1355 or through a financial intermediary. The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$1,000	$100,000
Subsequent Minimum Investment	$100	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan. Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Advantus Strategic Dividend Income Fund

Investment Objective
The Advantus Strategic Dividend Income Fund (the “Fund”) seeks above average income and long-term growth of capital, with reduced volatility compared to broader equity markets, as a secondary objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Class A Shares” section on page 35 of the Fund’s statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price) (1)	5.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.32%	0.32%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.33%	1.08%
Expense (Reimbursement)/Recoupment (2)	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment	1.21%	0.96%
(1)	No sales charge is payable at the time of purchase on investments of $1 million or more.
(2)
Advantus Capital Management, Inc. (the “Adviser” or “Advantus”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, dividends on securities sold short, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.20% of the average daily net assets of Class A and 0.95% of the average daily net assets of the Institutional Class. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement or reduction occurred. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation and any recoupment for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$123	$410	$717	$1,591
Institutional Class Shares	$98	$332	$584	$1,306

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2014, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

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Principal Investment Strategies
Under normal market conditions, the Fund primarily invests in dividend-paying equity securities, including common and preferred stocks of mainly U.S. companies, but may also include foreign, utilities, infrastructure-related, and real estate-related companies. The Fund’s investment in foreign securities, including securities of foreign issuers which are not U.S. dollar denominated and/or traded in the U.S., will not exceed 30% of its total assets.

Typically, the Adviser concentrates its investments in, and allocates 40% or more of the Fund’s total assets to, Real Estate Securities. Real Estate Securities include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate and securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real Estate Securities also include securities issued by Real Estate Investment Trusts (“REITs”) or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter. (“Real Estate Securities”).

The Fund also may invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation.

The Fund may invest in companies of any size. In selecting securities, the Adviser considers factors such as a company’s dividend payments, financial condition, financial performance, quality of management, policies and strategies, business plans and competitive market condition.

In addition, the Fund may invest in fixed income securities of any duration or maturity (including Treasury inflation-protected securities (“TIPS”)). TIPS are fixed income securities issued by the U.S. Treasury. The value of the fixed income security’s principal is adjusted to track changes in the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) (“CPI”). Because the interest rate on TIPS is fixed and is paid on the adjusted principal, interest payments will also rise with inflation and fall with deflation. Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The fixed income securities in which the Fund may invest include debt securities issued or guaranteed by the U.S. government or government-related entities, debt securities issued by corporations and other entities ((including privately placed securities that have not been registered under the Securities Act of 1933 (the “Securities Act”) but may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A Securities”)), mortgage-backed securities, and other asset-backed securities. The Fund may also invest up to 20% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”).

Finally, the Fund may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and futures, and may purchase options and write covered calls to manage inflation or volatility, increase income, or gain market exposure, among other purposes. ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

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Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Concentration Risk. The Fund’s strategy of focusing its investments in Real Estate Securities (including REITs and REOCs) means that the performance of the Fund will be closely tied to the performance of that industry. Consequently, fluctuations in the market value of these investments will have a greater impact on the Fund’s performance and net asset value than if the Fund did not focus its portfolio in such investments.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Foreign Securities Risk. Investments in securities issued by foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Real Estate Securities Risk. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. The value of Real Estate Securities fluctuate as real estate values change. Real estate values and incomes from real estate may decline due to economic downturns, changes in real estate market conditions, zoning laws and regulations, and increases in property taxes, operating expenses and interest rates.

MLP Risk. Holders of MLPs have limited control and voting rights on matters affecting the partnership. Holders of MLPs are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLPs may not be as liquid as other more commonly traded equity securities.

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ETF Risk. The market price of an ETF will fluctuate based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. In addition, the Fund will bear its pro rata portion of an ETF’s expenses and the Fund’s expenses may therefore be higher than if it invested directly in securities.

ETN Risk. ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt. ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events. The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change. While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.

Fixed Income Securities Risks. The Fund’s investments in fixed income securities will be subject to credit risk, interest rate risk, prepayment risk and duration risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). It is likely that in the near future there will be less governmental action to maintain low interest rates. Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner when the Adviser believes it is otherwise desirable to do so, which may restrict the Fund’s ability to take advantage of other market opportunities.

Mortgage-Backed Securities Risk. Mortgage-backed securities are sensitive to actual or anticipated changes in interest rates. When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low. Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment. In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.

Asset-Backed Securities Risk. Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities. Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Rule 144A Securities Risk. The market for Rule 144A Securities typically is less active than the market for publicly-traded securities. Rule 144A Securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

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Illiquid/Restricted Securities. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

TIPS Risk. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk and duration risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Option Risk. When the Fund purchases an option on a security or index it may lose the entire premium paid if the underlying security or index does not increase in value. There is also the possibility that the counterparty will default in the performance of its obligations. In addition, if the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund. Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset. The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s total return for the year ended December 31, 2014compared to broad measures of market performance. Figures shown in the bar chart and table are for the Fund’s Institutional Class shares and do not reflect sales charges, which would lower returns. Next to the bar chart are the Institutional Class Shares’ highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average return over time compared with a broad-based market index as well as the Advantus SDI Benchmark, a custom benchmark that is aligned with the Fund’s Principal Investment Strategy and is comprised of the following existing industry benchmarks: 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Barclays US Government Inflation-Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Advantus Mutual Fund website at www.advantusfunds.com or by calling the Fund toll-free at 855-824-1355.

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Best Quarter	Worst Quarter
Q1 2013 12.16%	Q3 2014 (3.20)%

Year-to-Date as of June 30, 2015
(3.89)%

Average Annual Total Returns for the periods ended December 31, 2014
	One Year	Since Inception (9/12/2012)
Institutional Class Shares
Return Before Taxes	21.02%	12.49%
Return After Taxes on Distributions	18.18%	10.08%
Return After Taxes on Distributions and Sale of Fund Shares	12.40%	8.66%
Class A Shares(1)
Return Before Taxes	20.71%	12.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	19.43%
Advantus SDI Benchmark(2) (reflects no deduction for fees, expenses or taxes; see above for components of the benchmark)	23.51%	11.42%

(1)
The Fund offers two classes of Shares. The Institutional Class Shares commenced operations on September 12, 2012. The Investor Class Shares, which commenced operations on December 16, 2014, were re-designated as Class A Shares on September 28, 2015. Performance shown prior to December 16, 2014 for the Class A Shares is based on the performance of the Institutional Class Shares adjusted for the higher operating expenses applicable to the Investor Class/Class A Shares.

(2)	This benchmark was added as an additional measure of the Fund’s performance as it is more representative of the Fund’s investment strategy.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. The performance of Class A shares will vary from the after-tax returns shown above for the Institutional Class shares as a result of Class A shares’ higher Rule 12b-1 fees and expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Advantus Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers
The following individuals serve as the Fund’s primary portfolio managers and have managed the Fund since its inception in September 2012:

Joseph R. Betlej, CFA – Vice President and Portfolio Manager, Advantus;
Lowell R. Bolken, CFA – Vice President and Portfolio Manager, Advantus; and
Craig M. Stapleton, CFA – Vice President and Portfolio Manager, Advantus.

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Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Advantus Strategic Dividend Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer by contacting the Fund by telephone at 855-824-1355, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown below.

	Class A	Institutional Class
Minimum Initial Investment	$1,000	$100,000
Subsequent Minimum Investment	$100	$1,000

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan. Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective, Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objectives

The Advantus Short Duration Bond Fund (the “Short Duration Bond Fund”) seeks to provide current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Advantus Strategic Dividend Income Fund (the “Strategic Dividend Income Fund”) seeks above average income and long-term growth of capital, with reduced volatility compared to broader equity markets, as a secondary objective. The investment objectives of the Short Duration Bond Fund and the Strategic Dividend Income Fund (each a “Fund” and collectively the “Funds”) are not fundamental and may be changed without the approval of a Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Short Duration Bond Fund

Under normal market conditions, the Short Duration Bond Fund invests at least 80% of its net assets in bonds. The bonds in which the Short Duration Bond Fund may invest include fixed income securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, municipal securities, fixed income securities issued by corporations and other entities (including Rule 144A Securities), residential and commercial mortgage-backed securities, other asset-backed securities. The Short Duration Bond Fund may also invest up to 20% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”) and 25% of its total assets in non-U.S. issuers, but no more than 10% of its total assets will be invested in securities denominated in foreign currencies.

The Adviser employs active management of security selection, portfolio duration, portfolio structure and sector allocation in managing the Short Duration Bond Fund’s investments. The Adviser uses a bottom-up approach to security research and selection. The process begins with an evaluation of key market and economic factors to determine the outlook for the yield curve and establish high-level relative value relationships among broad sectors available for investment. In establishing high-level relative value relationships, the Adviser compares historical spread relationships of sectors and credit rating levels against each other and the benchmark. The Adviser then assesses individual bonds based on their spread, spread volatility and convexity (a measure of how much a bond’s yield changes in response to changes in price). Finally, using rigorous fundamental bottom-up research, the Adviser analyzes the credit quality and cash flow characteristics of potential investments to select the investments it believes present the best opportunity for the Fund’s portfolio.

The Short Duration Bond Fund may invest in securities of any maturity or duration. Under normal market conditions, the Fund seeks to maintain an average dollar-weighted effective duration of 3 years or less. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, an investment with a two year duration means that it will decrease in value by 2% if interest rates rise 1%. Conversely, the investment will increase in value by 2% if interest rates fall 1%. The Adviser anticipates that the Fund’s duration will typically range from +/- 20% of the Barclays U.S. Government/Credit 1-3 Year Index’s current average effective duration.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivative instruments, which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. The derivative instruments that the Fund may use include options, futures, and swap contracts to provide economic exposure to certain securities or issuers or as a hedging technique. The Fund may use one or more types of these instruments (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions. Derivative instruments that provide fixed income exposure are not used when determining the Fund’s compliance with its policy to invest at least 80% of its assets in fixed income securities.

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Strategic Dividend Income Fund

Under normal market conditions, the Strategic Dividend Income Fund primarily invests in dividend-paying equity securities, including common and preferred stocks of mainly U.S., but may also include foreign, utilities, infrastructure-related, real estate-related and other companies. The Strategic Dividend Income Fund’s investment in foreign securities, including securities of foreign issuers which are not U.S. dollar denominated and/or traded in the U.S., will not exceed 30% of its total assets.

Typically, the Adviser concentrates its investments in, and allocates 40% or more of the Strategic Dividend Income Fund’s total assets to, Real Estate Securities. Real Estate Securities include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate and securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real Estate Securities also include securities issued by REITs or REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions, including the requirement that it distributes at least 90% of its taxable income annually. A REOC is a corporation that is similar to a REIT, except that a REOC has not taken the REIT tax election and therefore does not have a requirement to distribute any of its taxable income annually. REOCs are also more flexible than REITs in terms of what types of real estate investments they can make. The Fund does not invest directly in real estate.

The Strategic Dividend Income Fund also may invest up to 25% of its total assets in the securities of MLPs. MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs typically make distributions quarterly and have potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.

The Strategic Dividend Income Fund may invest in companies of any size. In selecting securities, the Adviser considers factors such as a company’s dividend payments, financial condition, financial performance, quality of management, policies and strategies, business plans and competitive market condition.

In addition, the Strategic Dividend Income Fund may invest in fixed income securities of any duration or maturity (including TIPS). TIPS are bonds issued by the U.S. Treasury. The value of the bond’s principal is adjusted to track changes in the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) (“CPI”). Because the interest rate on TIPS is fixed and is paid on the adjusted principal, interest payments will also rise with inflation and fall with deflation. Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The fixed income securities in which the Strategic Dividend Income Fund may invest include debt securities issued or guaranteed by the U.S. government or government-related entities, debt securities issued by corporations and other entities (including Rule 144A Securities), mortgage-backed securities, and other asset-backed securities. The Fund may also invest up to 20% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Adviser (also known as “junk bonds”).

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Finally, the Fund may invest in ETFs, ETNs, and derivatives including futures, and may purchase options and write covered calls to manage inflation or volatility, increase income, or gain market exposure, among other purposes. ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

Cash or Similar Investments and Temporary Strategies of the Funds

At the Adviser’s discretion, a Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of the Fund’s assets in response to adverse market, economic or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, discount notes and repurchase agreements. To the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. When investing for temporary defensive purposes, the Adviser may invest up to 100% of a Fund’s total assets in such instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Principal Risks of Investing in the Funds

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to not achieving your investment goals, you could lose all or a portion of your investment in the Funds. The principal risks of investing in the Funds are:

General Market Risk (both Funds). The net asset value and investment return of each Fund will fluctuate based upon changes in the value of the Fund’s portfolio securities. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Funds. The market value of securities in which the Funds invest is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Funds may be increased. Continuing market volatility may have adverse effects on the Funds.

Management Risk (both Funds). The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis, asset allocation and portfolio management among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and a Fund could underperform the market or other mutual funds with similar investment strategies.

Debt Securities Risks (both Funds). Debt securities are subject to the following risks:

Credit Risk. Issuers of debt securities may default or be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt. The degree of credit risk for a particular security may be reflected it its credit rating. Lower rated debt securities involve greater credit risk, including the possibility of default or bankruptcy.

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Interest Rate Risk. Debt securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities. It is likely that in the near future there will be less governmental action to maintain low interest rates. Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Reinvestment Risk. If the Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

Prepayment Risk. Prepayment occurs when the issuer of a debt security repays principal prior to the security’s maturity. During periods of declining interest rates, issuers may increase pre-payments of principal causing a Fund to invest in debt securities with lower yields thus reducing income generation. Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of debt securities potentially to maturity. Debt securities with longer maturities are subject to greater price shifts as a result of interest rate changes. Also, if a Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected. The potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Duration Risk. Neither Fund has a set policy regarding the maturity or duration of any of its securities. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Floating Rate Securities (both Funds). Floating (or variable) rate securities are generally less sensitive to interest rate changes than fixed rate securities. However, the market value of floating rate securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in market value if interest rates decline. However, when interest rates fall, there will be a reduction in the payments of interest received by the Fund from its floating rate securities. Limits on the aggregate amount by which a floating rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates. The net asset value of the Fund may decline during periods of rising interest rates until the interest rates on these securities reset to market rates. You could lose money if you sell your shares of the Fund before these rates reset.

Rule 144A Securities Risk (both Funds). The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices, and might thereby experience difficulty satisfying redemption requirements.

Liquidity Risk (both Funds). The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when the Adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.

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Restricted Securities Risk (both Funds). Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This reduced liquidity creates special risks for the Fund. However, the Fund could sell such securities in private transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933, as amended (the “1933 Act”). Adverse conditions in the public securities markets may preclude a public offering of securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

Mortgage-Backed Securities Risk (both Funds). Mortgage-backed securities are sensitive to actual or anticipated changes in interest rates. When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low. Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment. In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.

Asset-Backed Securities Risk (both Funds). Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities. Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

Government-Sponsored Entities Risk (both Funds). The Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. Investments in debt securities issued by U.S. government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks are not backed by the full faith and credit of the U.S. government. With respect to these entities, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Municipal Bonds (Short Duration Bond Fund). Municipal bonds are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Municipalities issue such securities to fund their current operations before collecting taxes or other municipal revenues or to fund capital projects prior to issuing long-term bonds. Issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues, or proceeds from newly issued notes or bonds. Municipal securities also may be issued by industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities, and other public agencies. The market categorizes tax-exempt securities by their source of repayment. Although many municipal securities are exempt from federal income tax, municipalities also may issue taxable securities in which the Fund may invest.

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Below Investment Grade Debt Securities Risk (both Funds). Below-investment grade debt securities or unrated securities of similar credit quality as determined by the Adviser, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government or investment grade debt securities because they are subject to greater risks. These risks, which reflect their speculative character, include: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade debt securities tend to be less liquid than investment grade debt securities.

Concentration Risk (Strategic Dividend Income Fund). The Fund’s strategy of focusing its investments in Real Estate Securities (including REITs and REOCs) means that the performance of the Fund will be closely tied to the performance of that industry. The Fund’s concentrated focus may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not focus in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.

Equity Securities Risk (Strategic Dividend Income Fund). The Fund’s investments in equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global and/or regional political, economic and banking crises; and factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

Large-Cap Company Risk (Strategic Dividend Income Fund). The Fund’s investments in larger, more established companies are subject to the risk that large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower market valuations or pricing for their common stock.

Mid-Cap and Small-Cap Companies Risk (Strategic Dividend Income Fund). The Fund invests in mid-cap and small-cap companies. These companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large-cap companies. Therefore, their securities may have more price volatility and be less liquid than the securities of larger, more established companies. Their stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Adviser wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Foreign Securities Risk (both Funds). The risks of investing in securities of foreign companies involves risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets.

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Preferred Stock Risk (Strategic Dividend Income Fund). A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or deferred by the issuer. Preferred stock generally does not confer voting rights.

Real Estate Securities Risk (Strategic Dividend Income Fund). Real estate companies, including REITs and REOCs, have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

MLP Risk (Strategic Dividend Income Fund). The Fund may invest in MLPs that are subject to many risks. Holders of MLPs have limited control and voting rights on matters affecting the partnership. Holders of MLPs are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLPs are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Fund generally would be taxed as dividend income. As a result, there could be a material reduction in the Fund’s cash flow and there could be a material decrease in its net asset value. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities. The value of MLPs that are regulated by the Federal Energy Regulatory Commission (“FERC”) may also be negatively impacted by regulatory action taken by and regulatory requirements of FERC.

ETF Risk (Strategic Dividend Income Fund). Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

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ETN Risk (Strategic Dividend Income Fund). ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt. ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events. The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN. In addition, there may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity.

TIPS Risk (Strategic Dividend Income Fund). Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk and duration risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Futures Contracts Risk (both Funds). The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of a Fund. Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset. The successful use of futures by the Fund will be subject to the Adviser’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Funds and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Option Risk (both Funds). When a Fund purchases an option on a security or index it may lose the entire premium paid if the underlying security or index does not increase in value. There is also the possibility that the counterparty will default in the performance of its obligations. When a Fund is the writer of a call option, it has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist if the Funds seek to close out an option position. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. The Funds may write covered call options. As the writer of a covered call option, during the option’s life the Funds give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. If a Fund were unable to close out a covered call option that it had written on a security, such Fund would not be able to sell the underlying security unless the option expired without exercise.

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Swap Risks (Short Duration Fund). A swap is a form of derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments or instruments. By setting aside assets only equal to its net obligation under a swap (rather than the full notional value of the underlying security exposure), the Fund will have the ability to employ leverage to a greater extent. The use of swaps could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swaps than if the Fund had made direct investments.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund currently intends, however, to settle swap agreements at least monthly, and may do so more frequently.

Pursuant to recent regulatory changes, certain swaps used by the Fund have become subject to regulation by the Commodity Futures Trading Commission (“CFTC”) and the SEC. The impact of these new requirements on the Fund and its counterparties is uncertain. However, they may cause counterparties to increase fees charged to the Fund or make them less willing to enter into swap agreements with the Fund in the future.

By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to settle a swap immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

New Fund Risk (Short Duration Fund). The Short Duration Bond Fund has no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of a Fund can be initiated by the Trust’s Board of Trustees without shareholder approval if it determines it is in the best interest of shareholders. The timing of any Fund liquidation may not be favorable to certain individual shareholders.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

Management of the Funds

Investment Adviser

The Funds have entered into an investment advisory agreement (“Advisory Agreement”) with Advantus Capital Management, Inc. located at 400 Robert Street North, St. Paul, Minnesota 55101. Established in 1984, the Adviser is an SEC-registered investment adviser that provides investment advisory services to institutions, including mutual funds, and as of May 31, 2015, has approximately $32.9 billion in assets under management, including $2.3 billion in non-security assets. Under the Advisory Agreement, the Adviser manages the Funds’ investments subject to the supervision of the Board of Trustees.

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The Adviser has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio. The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Funds pay the Adviser a monthly management fee that is calculated at the annual rate of 0.35% of the Short Duration Bond Fund’s average daily net assets and 0.75% of the Strategic Dividend Income Fund’s average daily net assets.

Fund Expenses. Each Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Funds, the Adviser has agreed to reimburse each Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) do not exceed the percentage of the average daily net assets of each share class as set forth in the table below. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least one year from the effective date of this Prospectus. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.

	Expense Limitation
Fund	Class A	Investor Class	Institutional Class
Short Duration Bond Fund	N/A	0.70%	0.45%
Strategic Dividend Income Fund	1.20%	N/A	0.95%

As a result of the Operating Expenses Limitation Agreement the Adviser has with the Strategic Dividend Income Fund, the Adviser was effectively paid 0.63% for the fiscal year ended August 31, 2014.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement, with respect to each Fund, is available in the Funds’ semi-annual report to shareholders for the period ended February 28, 2015.

Portfolio Managers

The following persons serve as the primary portfolio managers for the Short Duration Bond Fund:

Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
Thomas B. Houghton, CFA Vice President and Portfolio Manager, Advantus	December 2014	Vice President and Portfolio Manager, Advantus since 2003
David W. Land, CFA Vice President and Portfolio Manager, Advantus	December 2014	Vice President and Portfolio Manager, Advantus since April, 2004
Jane M. Wyatt, CFA Vice President and Portfolio Manager, Advantus	December 2014	Portfolio Manager, Advantus since May 2014; Principal and Portfolio Manager, NorthShore Advisors LLC December 1997 to April 2014

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The following persons serve as the primary portfolio managers for the Strategic Dividend Income Fund:

Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
Joseph R. Betlej, CFA Vice President and Portfolio Manager, Advantus	September 2012	Vice President and Portfolio Manager, Advantus since August 1996
Lowell R. Bolken, CFA Vice President and Portfolio Manager, Advantus	September 2012	Vice President and Portfolio Manager, Advantus since August 2010; Associate Portfolio Manager, Advantus since September, 2012
Craig M. Stapleton, CFA Vice President and Portfolio Manager, Advantus	September 2012	Vice President and Portfolio Manager, Advantus since December 2012; Portfolio Manager, Advantus since June 2012; Associate Portfolio Manager, Advantus since 2010;

The Funds’ Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio managers’ ownership of Fund shares.

Similarly Managed Account Performance

As of the date of this Prospectus, the Short Duration Bond Fund has no performance history and the Strategic Dividend Income Fund has a limited performance history. The tables below provide the performance of a composite of all client accounts managed by the Adviser on a fully discretionary basis with substantially similar objectives, policies and investment strategies employed by the Adviser to manage each Fund (each a “Composite”). The accounts comprising each Composite are managed by respective Fund’s portfolio managers.

This Appendix presents historical performance information for each Composite as a whole. Because of the similarities between each Fund and their corresponding Composite, this information may help provide an indication of a Fund’s risks by showing how a similar Composite has performed historically. The performance of the Composite, however, is not the performance of the corresponding Fund, and you should not assume that the Fund will have the same performance as the Composite. The performance of the corresponding Fund may be greater or less than the performance of the corresponding Composite due to, among other things, the number of the holdings in and composition of the corresponding Fund’s portfolio, as well as the asset size and cash flow differences between the corresponding Fund and Composite.

The Composite returns were prepared by the Adviser on a total return basis and include gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by the accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

Each Fund’s performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for each Composite. The private accounts comprising each Composite are not subject to the same types of expenses incurred by the Funds, including service fees for fund administration, transfer agency, fund accounting, and audit fees, federal and state registration fees, and other various expenses. The private accounts are also not subject to certain investment limitations, diversification requirements and other restrictions imposed on the Funds by the 1940 Act and the Internal Revenue Code of 1986, as amended. The performance results of each Composite would have been lower if the accounts included in the Composite had been subject to the Funds’ expenses or had been regulated as investment companies under Federal securities laws. The information presented does not represent the performance of either of the Funds. Past performance of a Composite is not indicative of the future performance results of the corresponding Fund.

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The following tables show the returns of each Composite for the periods indicated. This performance data is for the Composites and does not reflect the performance results of the Funds. This performance data should not be considered indicative of the Funds’ future performance.

Advantus Short Duration 1-3 Year Composite - Total Annualized Returns

		For the Periods Ended December 31, 2014
	Year-to-Date (06/30/15)	One Year	Five Years	Ten Years
Composite (Net of Fees)1	0.92%	0.65%	1.65%	2.99%
Barclay’s U.S. Government/Credit 1-3 year Index2 (reflects no deduction for fees, expenses or taxes)	0.72%	0.77%	1.41%	2.85%
1
The performance shown prior to May 1, 2014 represents the historical composite performance achieved by Northshore Advisors LLC, a registered investment adviser. Advantus commenced managing the accounts ported over from Northshore included in the Composite on May 1, 2014. As a result of the acquisition, the portfolio manager primarily responsible for the day-to-day management of the Composite from inception until April 30, 2014 joined the Adviser. Beginning May 1, 2014, such portfolio manager and other personnel of the Adviser continue to manage the Composite utilizing substantially similar objectives, policies and investment strategies to those employed prior to the acquisition.

2
The Barclays U.S. Government/Credit 1-3 year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Advantus Strategic Dividend Income Composite - Total Annualized Returns

		For the Periods Ended December 31, 2014
	Year-to-Date (06/30/15)	One Year	Since Inception 4/1/2011
Composite (Net of Fees)	(3.68)%	21.26%	12.42%
S&P 500 Index 1 (reflects no deduction for fees, expenses or taxes)	1.23%	13.69%	14.88%
Advantus SDI Benchmark 2 (reflects no deduction for fees, expenses or taxes)	(5.06)%	23.39%	12.06%

1	The S&P 500® Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.
2
The Advantus SDI Benchmark is comprised of 54% Wilshire Real Estate Securities Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Barclays US Government Inflation-Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT.

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Shareholder Information

Pricing of Fund Shares

The price of each class of a Fund’s shares is based on its net asset value (“NAV”). The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class. The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time. The NAV will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect a Fund’s NAV.

Each Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, security prices that each Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time a Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Trust anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

How to Purchase Fund Shares

Shares of each Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below), plus any applicable sales charge. Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.

Shares of the Funds have not been registered and are not offered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.

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A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Funds and U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.

Investment Minimums. The Funds’ minimum initial and subsequent investment amounts are shown below.

	Class A	Investor Class	Institutional Class
Minimum Initial Investment	$1,000	$1,000	$100,000
Subsequent Minimum Investment	$100	$100	$1,000

Each Fund reserves the right to waive the minimum initial or subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases through Financial Intermediaries. For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Funds’ Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Funds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.

If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on a Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds.

Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” generally means that your purchase request includes:

●	The name of the Fund(s) to be purchased;

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●	The class of shares to be purchased;
●	The dollar amount of shares to be purchased;
●	Your account application or investment stub; and
●	A check payable to the name of the Fund(s) or a wire transfer received by the Fund(s).

An Account Application or subsequent order to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. Each Fund reserves the right to reject any Account Application any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE will be priced on the next business day.

Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the Account Application, or investment stub and mail it, along with a check made payable to the Fund, to:

Regular Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Funds’ Transfer Agent. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire. If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 855-824-1355 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund(s), your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to: ABA Number: Credit: Account: Further Credit:	U.S. Bank, N.A. 075000022 U.S. Bancorp Fund Services, LLC 112-952-137 [Name of the Fund(s)] [Class of shares to be purchased] [Shareholder Name/Account Registration] [Shareholder Account Number]

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Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, and your account has been open for at least 15 calendar days, you may purchase additional shares by telephoning the Funds toll free at 855-824-1355. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100 for Investor Class Shares and Class A Shares, and $1,000 for Institutional Class Shares. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the price determined on the day your order is placed. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure.

Subsequent Investments. Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone, or wire. You must call to notify the Funds at 855-824-1355 before wiring. An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail. All subsequent purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, each Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize a Fund to automatically withdraw any amount of at least $100, on a monthly or quarterly basis, from your checking or savings account that you wish to invest in the Fund. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled withdrawal. A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

●	Full name;
●	Date of birth (individuals only);
●	Social Security or taxpayer identification number; and
●	Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 855-824-1355.

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Cancellations and Modifications. The Funds will not accept a request to cancel or modify a transaction once processing has begun. Please exercise care when placing a transaction request.

How to Redeem Fund Shares

In general, orders to sell or “redeem” shares may be placed directly with the Funds or through a financial intermediary. You may redeem all or part of your investment in a Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by a Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be processed on the next business day.

A redemption request will generally be deemed in “good order” if it includes:

●	The shareholder’s name;
●	The name of the Fund to be redeemed;
●	The class of shares to be redeemed;
●	The account number;
●	The share or dollar amount to be redeemed; and
●	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request. Each Fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act and as described below.

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Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee. Redemption proceeds will be sent to the address of record. The Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	If a change of address request has been received by the Transfer Agent within the last 15 calendar days; and
●	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You may execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV per share. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

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Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption. If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at 855-824-1355. A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem shares by telephone. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communication or transmission outages or failures.

Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

●	Your Fund account number;
●	The name in which your account is registered; and/or
●	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or person authorized to perform transactions, the Funds will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program. Each Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in any specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $10,000. This program may be terminated or modified by a Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 855-824-1355 for additional information regarding the SWP.

The Funds’ Right to Redeem an Account. Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $25,000 for Institutional Class and $1,000 for Investor Class or Class A, other than as a result of a decline in the NAV of a Fund. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind. Each Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

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Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you could incur taxes, brokerage commissions or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you may incur brokerage commissions or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash..

Cancellations and Modifications. The Funds will not accept a request to cancel or modify a transaction once processing has begun. Please exercise care when placing a transaction request.

How to Exchange Fund Shares
You may exchange all or a portion of your investment from a Fund to the other funds in the Trust that the Adviser manages within the same class. Investor Class shares of the Short Duration Bond Fund that were purchased before September 28 , 2015 are eligible to be exchanged for Class A shares of other funds in the Trust that the Adviser manages without incurring a front-end sales load, provided you meet the remaining requirements for an exchange of shares and you notify the Transfer Agent or the Financial Intermediary through which your Investor Class shares are held that you qualify for this exchange provision; appropriate documentation of your eligibility may be required. Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Fund Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges (See “Tools to Combat Frequent Transactions”).

Exchanges By Mail. To exchange Fund shares by mail, simply complete a written request and mail it to the Funds:

Regular Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail [Name of the Fund(s)] c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The written request must contain the following information:

●	Your account number;
●	The names of each Fund and Share Class you are exchanging;
●	The dollar amount or number of shares you want to sell (and exchange); and
●
A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange if you desire different account privileges than those currently associated with your Fund account.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

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Exchanges by Telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may exchange your Fund shares by telephone at 855-824-1355. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure.

Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

●	Your Fund account number(s);
●	The name in which your account is registered; and/or
●	The social security or taxpayer identification number under which the account is registered.

Dividends and Distributions

Each Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable at other times during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received your request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in your account at such Fund’s then current NAV per share and to reinvest all subsequent distributions.

Class Descriptions

The Strategic Dividend Income Fund offers two different share classes — Class A shares and Institutional Class shares. The Short Duration Bond Fund offers two different share classes — Investor Class shares and Institutional Class shares. All of the Funds’ share classes are available directly through the Funds’ Transfer Agent and certain share classes may also be available through select financial intermediaries.

Class A and Investor Class shares are generally available to retail investors through selected securities dealers and other financial intermediaries, or directly from the Funds.

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The Institutional Class is generally limited to institutional investors or certain programs, including the following:

●	Investors making purchases through financial intermediaries that aggregate customer accounts to accumulate the minimum initial investment;
●	Clients of financial intermediaries who charge clients an ongoing fee for advisory, investment, consulting or similar services;
●	Clients of financial intermediaries that charge their clients transaction fees with respect to their investments in the Funds;
●
Individuals and institutional investors such as financial institutions, corporations, trusts, defined benefit plans, foundations, endowments, estates, and education, religious and charitable organizations that meet the minimum initial investment set by the Fund;

●	Institutions or high net worth individuals using a trust or custodial platform;
●
Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457 of the Internal Revenue Code, or qualified under Section 401, of the Internal Revenue Code;

●	Certain qualified plans under Section 529 of the Internal Revenue Code, as amended;
●	Certain insurance related products;
●	Certain advisory accounts of the Adviser or its affiliates;
●	Trustees and Officers of the Trust; and
●	Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.

At the time you purchase shares of a Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in Institutional Class Shares. Institutional Class Shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. As indicated in the table below, the minimum initial investment for Institutional Class Shares may be waived or reduced by the Funds at any time. In addition, a Fund may, in its sole discretion, accept investment in Institutional Class Shares from purchasers not listed above.

The following table lists the key features of each of the Funds’ share classes.

	Class A	Investor Class	Institutional Class
Minimum Initial Investment	$1,000	$1,000	$100,000
Subsequent Minimum Investment	$100	$100	$1,000
Waiver/Reduction of Investment Minimums	At the Fund’s discretion.	At the Fund’s discretion.
Although not limited to the list below, the Funds may waive or reduce the initial or subsequent minimum investment amounts in any of the following circumstances:
•      Certain retirement, defined benefit, pension plans, and certain qualified tuition programs;
•      Bank or trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
•      Institutional clients of the Adviser;
•      Employees, directors/trustees, and officers (including the immediate family members of each) of the Trust, the Adviser, and their affiliates.

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	Class A	Investor Class	Institutional Class
Front-End Sales Charge (Load)
5.00% or less, with lower sales charges available for larger investments in the Fund. Additionally, Class A shares may be purchased at NAV by certain investors. See “Elimination of Initial Sales Load” below for additional information.
		None	None
Ongoing Distribution/ Shareholder Service Fees	Rule 12b-1 fee of 0.25%	Rule 12b-1 fee of 0.25%	None
Annual Expenses	Higher expense ratio than Institutional Class because distribution fees of Class A are higher than that of Institutional Class.	Higher expense ratio than Institutional Class because distribution fees of Investor Class are higher than that of Institutional Class.	Lower expense ratio than Class A and Investor Class because distribution fees of Class A and Investor Class are higher than that of Institutional Class.

Sales charges and fees vary considerably between each Fund’s classes. You should carefully consider the differences in the fee and sales charge structures, as well as the length of time you wish to invest in a Fund, before choosing which class to purchase. Please review the Shareholder Fees table and sales charge schedules of the Funds before investing. You may also want to consult with a financial adviser to help you determine which class is most appropriate for you.

Class A Shares

Sales Charges. Purchases of less than $1 million of Class A shares may be subject to a front-end sales charge (“sales load”). The following sub-sections summarize information you should know regarding sales loads. Sales load information is not separately posted on the Adviser’s website located at www.advantusfunds.com because a copy of this Prospectus containing such information is already available for review, free of charge, on the Funds’ website.

The table below shows the percentage sales load that you will pay, which decreases as the amount of your current purchase reaches certain breakpoints. Your sales load is included in the public offering price of your purchase and reduces the net asset value of your resulting investment. As a result, the sales load expressed as a percentage of the net asset value is higher than the sales load expressed as a percentage of the public offering price. You may be eligible, under certain circumstances, to aggregate existing and future investments in the Funds with your current purchase in order to achieve a more favorable sales load on your current purchase (see “Reduced Sales Load” below). No sales load is imposed on the reinvestment of distributions.

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	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value(1)	Dealer Reallowance %
Less than $50,000	5.00%	5.26%	5.00%
$50,000 but less than $100,000	4.00%	4.17%	4.00%
$100,000 but less than $250,000	3.00%	3.09%	3.00%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1 million	1.75%	1.78%	1.75%
$1 million or more(2)	0.00%	0.00%	0.00%
(1)	Percentages may vary slightly for particular investors as a result of rounding.
(2)	No sales load is payable at the time of purchase on investments of Class A shares of $1 million or more.

The sales load is paid to the dealer of record for the transaction. The Distributor will receive all sales loads on accounts without a dealer of record.

Reduced Sales Load. You may qualify for a reduced sales load on purchases of Class A shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). To receive a sales load reduction, you must, at the time of purchase, inform your financial intermediary or the Transfer Agent (for purchases made directly from the Funds) that you believe you qualify for a reduced sales load. You will also need to provide your financial intermediary or the Transfer Agent with the information necessary to verify your eligibility for a reduced sales load. Failure to provide such notification may result in you not receiving the sales load reduction to which you are otherwise entitled. The transaction processing procedures maintained by certain financial institutions may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

ROA. Upon your request, your financial intermediary or the Transfer Agent will determine the applicable reduced sales load under ROA by combining the value of your current Class A purchase with the collective value of Class A shares of other Funds in the Trust that the Adviser manages (as of each Fund’s current day public offering price) that were purchased previously for accounts (1) in your name, (2) in the name of your spouse, (3) in the name of you and your spouse, (4) in the name of your child under the age of 21, and (5) sharing the same mailing address (“Accounts”). You must, at the time of purchase, provide your financial intermediary or the Transfer Agent with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members.

The Funds may amend or terminate this right of accumulation at any time.

LOI. You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Funds’ Class A shares within the next thirteen months. Under an LOI, your individual purchases will be assessed the sales load applicable to the amount you intend to invest over the thirteen month period. Any shares purchased within 90 days prior to the date you sign the LOI may be used as credit toward your commitment, but the reduced sales load will only apply to new purchases made on or after the date you sign your LOI. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.00% of the amount of the LOI will be held in escrow during the thirteen-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales load and the sales load applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

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If you establish an LOI, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to submit to your financial intermediary or the Transfer Agent from which you established your LOI (1) written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI and (2) all subsequent purchases.

Elimination of Initial Sales Load. Certain investors are eligible to purchase Class A shares without a sales load, but Fund shares so purchased may not be resold except to the Funds. You must notify your financial intermediary or the Transfer Agent from which you make your purchase of your eligibility, in addition to providing appropriate proof of your eligibility. Failure to provide such notification and proof may result in assessment of a sales load. No sales load is assessed on purchases or redemptions made for investment purposes by:

●
A qualified retirement plan under Section 401(a) of the Code, a plan operating consistent with Section 403(b) of the Code, or certain qualified plans offered through a recordkeeping platform (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

●
Owners of individual retirement accounts investing assets formerly in retirement plans that were subject to the automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

●
Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

●	Investment advisory clients of the Adviser and its affiliates;

●
The Adviser, affiliates of the Adviser, and sponsor groups that may be affiliated with the Securian Financial Group companies from time to time, as well as the directors, officers, and employees (including the spouses and immediate family members of all such persons) of each;

●
Current and former Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser and its affiliates; the spouse, life partner, or children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person;

●
Shareholders buying through select platforms and fund supermarkets where the broker/dealers, that have an agreement in place with respect to such purchases with the Distributor or its affiliates, customarily sell mutual funds without sales charges (check with your broker/dealer for availability and transaction charges and other fees that may be charged by the broker/dealer sponsoring the fund supermarket);

●	Directors, officers, full-time employees, and sales representatives and their employees of a broker/dealer that has a dealer/selling agreement with the Distributor

●
Financial intermediaries who have an agreement in place with respect to such purchases with the Distributor or its affiliates to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

●
Reinvestment of all or part of the proceeds of redemption of your Class A shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the receipt of your redemption request.

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Conversion. Class A shares may be eligible to be converted to Institutional Class shares of the same Fund, provided you meet the requirements for investing in Institutional Class shares and subject to other conditions. If your shares are converted, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary or the Transfer Agent if you believe you qualify for a conversion of your shares, or for additional information regarding your eligibility for and the tax consequences of any conversion.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, a Fund cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at a Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, a Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Tax Consequences

Distributions of each Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains, income from MLP investments and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that a Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent a Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account.

Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

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The Strategic Dividend Income Fund anticipates investing no more than 25% of its total assets in MLPs and other entities treated as qualified publicly traded partnerships. Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not flow through to the personal tax returns of the Fund’s shareholders. The Strategic Dividend Income Fund will report its taxable distributions from its investments in MLPs to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Strategic Dividend Income Fund shareholders, be treated as engaged in the business conducted by the Fund or by underlying MLPs for purposes of the federal income tax, state income taxes, or the tax on unrelated business income of tax-exempt organizations. The Strategic Dividend Income Fund expects to receive cash distributions from MLP investments that may exceed the taxable income allocated from such MLPs to the Fund. In such circumstances, the distribution in excess of the taxable income allocation will be considered a return of capital, which may cause the Fund’s capital gains to be higher upon the sale of the MLP investment by the Fund. If you hold shares of the Strategic Dividend Income Fund at the time it distributes such capital gains to shareholders, you will be required to pay tax on the full amount of such distribution even though you may not have been a shareholder at the time the Fund received the return of capital.

Shareholders will be advised annually as to the federal tax status of all distributions made by each Fund for the preceding year. Distributions by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Other Fund Policies

Telephone Transactions. If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may be responsible for any fraudulent telephone orders made to your account as long as the Funds have taken reasonable precautions to verify your identity.

Policies of Other Financial Intermediaries. Financial intermediaries may establish policies that differ from those of the Funds. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your financial intermediary for details.

Closing the Funds. The Board of Trustees retains the right to close (or partially close) a Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders. Based on market and Fund conditions, and in consultation with the Adviser, the Board of Trustees may decide to close a Fund to new investors, all investors, or certain classes of investors (such as fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 855-824-1355 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This Householding policy does not apply to account statements.

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Inactive Accounts. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Distribution of Fund Shares

The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the Short Duration Bond Fund’s Investor Class Shares and the Strategic Dividend Income Fund’s Class A Shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders.

Because the distribution fee is paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Payments to Financial Intermediaries

Each Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts, or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to any Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Funds. These payments and compensation are in addition to service fees paid by the Funds, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to a Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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Financial Highlights

The financial highlights in the following tables are intended to help you understand the financial performance of the Strategic Dividend Income Fund and the Institutional Class shares of the Short Duration Bond Fund for the fiscal periods indicated. The Short Duration Bond Fund’s Investor Class shares have recently commenced operations; as a result, there are no financial highlights available at this time. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table below has been derived from the financial statements audited by Ernst & Young LLP (unless indicated otherwise), the Strategic Dividend Income Fund’s prior independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request or on the Fund’s website at www.advantusfunds.com.

Strategic Dividend Income Fund Institutional Class
	For the Six Months Ended February 28, 2015 (Unaudited)	For the Year Ended August 31, 2014	For the Period September 12, 2012 (Inception) through August 31, 2013
PER SHARE DATA:(1)

Net asset value, beginning of period	$11.91	$10.22	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.19	0.34	0.29
Net realized and unrealized gain on investments and translations of foreign currency	0.35	1.90	0.24
Total from investment operations	0.54	2.24	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.32)	(0.31)
From net capital gains	(0.46)	(0.23)	–(2)
Total distributions	(0.58)	(0.55)	(0.31)
Net asset value, end of period	$11.87	$11.91	$10.22

TOTAL RETURN(3)	4.73%	22.78%	5.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$84.5	$86.5	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.05%	1.07%	1.22%
After expense reimbursement(4)	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	3.16%	2.99%	2.79%
After expense reimbursement(4)	3.26%	3.11%	3.06%

Portfolio turnover rate(3)	40%	65%	37%
(1) For a Fund Share outstanding for the entire period.
(2) Amount per share is less than $0.01.
(3) Not annualized.
(4) Annualized.

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Strategic Dividend Income Fund
Class A(1)

For the Period December 16, 2014 (Inception) through February 28, 2015 (Unaudited)
PER SHARE DATA:(2)

Net asset value, beginning of period	$11.47

INVESTMENT OPERATIONS:
Net investment income	0.15
Net realized and unrealized gain on investments and translations of foreign currency	0.74
Total from investment operations	0.89

LESS DISTRIBUTIONS:
From net investment income	(0.03)
From net capital gains	(0.46)
Total distributions	(0.49)
Net asset value, end of period	$11.87

TOTAL RETURN(3)	7.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.2

Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.34%
After expense reimbursement(4)	1.20%

Ratio of net investment income to average net assets:
Before expense reimbursement(4)	2.88%
After expense reimbursement(4)	3.02%

Portfolio turnover rate(3)	40%

(1)	Prior to the date of this Prospectus, the Class A shares were known as Investor Class shares
(2)	For a Class A share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

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Short Duration Bond Fund
Institutional Class

For the Period December 16, 2014 (Inception) through February 28, 2015 (Unaudited)
PER SHARE DATA:(1)

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.01
Net realized and unrealized gain on investments and translations of foreign currency	0.03
Total from investment operations	0.04

LESS DISTRIBUTIONS:
From net investment income	(0.01)
From net capital gains	–
Total distributions	(0.01)
Net asset value, end of period	$10.03

TOTAL RETURN(2)	0.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$40.1

Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.16%
After expense reimbursement(3)	0.45%

Ratio of net investment income to average net assets:
Before expense reimbursement(3)	0.06%
After expense reimbursement(3)	0.77%

Portfolio turnover rate(2)	109%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

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Investment Adviser
Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, Maine 04104-5029

Custodian
U.S. Bank N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Advantus Mutual Funds
Series of Managed Portfolio Series

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide additional information about the Funds’ investments. The annual reports contain a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Fund’s prior fiscal period, if any.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 855-824-1355, by visiting the Advantus Mutual Funds website at www.advantusfunds.com or by writing to:

Advantus Mutual Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You can review and copy information, including the Funds’ reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 202-551-8090. Reports and other information about the Funds are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
●	For a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
●	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

Table of Contents - Advantus Short Duration Bond Fund - Prospectus